UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 12, 2004

    Greer Bancshares Incorporated
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina (Address of principal executive offices)	29650 (Zip Code)

    (864) 877-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   FINANCIAL INFORMATION

        On October 12, 2004, Greer Bancshares Incorporated, the parent company of Greer State Bank, issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

             (c)        Exhibits.

              The following exhibit is filed as part of this report:

Exhibit
Number                          Description

Exhibit 99.1                    Press Release dated October 12, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED By: /s/ R. Dennis Hennett Name: R. Dennis Hennett Title: President and Chief Executive Officer

Dated:  October 15, 2004

EXHIBIT INDEX

Exhibit
Number                          Description

Exhibit 99.1                    Press Release dated October 12, 2004.

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